THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account N

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
Lincoln New York Account N for Variable Annuities

Lincoln Investor Advantage® Variable Annuity
Lincoln Investor Advantage® Fee-Based Variable Annuity
Lincoln Investor Advantage® RIA Variable Annuity

Supplement dated January 11, 2016 to the Prospectus dated May 1, 2015

This Supplement outlines changes for several of the funds that are offered as investment options under your annuity contract. All other provisions outlined in your prospectus remain unchanged. This Supplement is for informational purposes and requires no action on your part.

The Lincoln Variable Insurance Products Trust has informed us that, effective February 8, 2016, the name of several funds will be changed, according to the table below. The investment advisor and investment objective of these funds will not change.

CURRENT FUND NAME	NEW FUND NAME

LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund	LVIP Dimensional U.S. Equity Managed Volatility Fund
LVIP Dimensional International Core Equity Managed Volatility Fund	LVIP Dimensional International Equity Managed Volatility Fund
LVIP JPMorgan Mid Cap Value Managed Volatility Fund	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
LVIP Templeton Growth Managed Volatility Fund	LVIP Franklin Templeton Global Equity Managed Volatility Fund

Additionally, the LVIP BlackRock Emerging Markets Managed Volatility Fund will not be available for contracts purchased on or after February 8, 2016.

Refer to the prospectuses for the underlying funds for additional information.

Please retain this Supplement for future reference.